UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

11100 Santa Monica Boulevard, 15th Floor

Los Angeles, California 90025

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (310) 996-6000

Date of fiscal year end: June 30

Date of reporting period: December 31, 2013

Laurie D. Neat

Emerging Markets Growth Fund, Inc.

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Rob Helm, Esq.

Dechert LLP

1900 K Street, N.W.

Washington, DC 20006-2009

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Emerging Markets Growth FundSM Semi-annual report for the six months ended December 31, 2013

Emerging Markets Growth Fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, please call (800) 421-4989.

Investing in developing markets involves risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus. Investments in developing markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in developing markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments.

Emerging Markets Growth Fund is a U.S.-domiciled open-end interval fund and redeems on a monthly basis, as more fully described in its prospectus.

Contents

1	Letter to investors
2	Ten largest equity holdings
8	Investment portfolio
16	Financial statements
18	Notes to financial statements

Fellow investors:

Emerging markets stocks rose despite investor concerns about the end of U.S. quantitative easing. Stocks rallied in September and October, following a market slide from May through August and the sharp depreciation of emerging markets currencies. For the reporting period, the net asset value of Emerging Markets Growth Fund rose 9.9%, with distributions reinvested, while its benchmark, the unmanaged MSCI Emerging Markets Investable Market Index (IMI), advanced 7.3%.

Technology stocks in developing markets climbed more than 16%, led by internet firms and business process outsourcing companies. Consumer discretionary stocks also posted strong gains, with media firms rising considerably. Materials stocks rebounded from losses earlier in the year. But financials trailed the benchmark amid concerns about deteriorating credit conditions in several markets. Consumer staples — the only sector to register losses — slipped 1%.

Market review

Emerging markets lagged developed market gains on the whole as investors braced for the unwinding of U.S. monetary stimulus and grappled with the implications of slower-than-expected economic growth in a few emerging markets. A number of currencies depreciated amid anxiety surrounding current account deficits and increased political turmoil, with the Indonesian rupiah shedding 18% and the Turkish lira depreciating 10%.

Results at a glance

For periods ended December 31, 2013,	Total returns		Average annual total returns
with distributions reinvested	6 months	1 year	3 years	5 years	10 years	Lifetime[1]

Emerging Markets Growth Fund	9.9%	0.4%	-3.5%	13.3%	11.5%	14.9%
MSCI Emerging Markets IMI[2,3]	7.3	-2.2	-2.2	15.4	11.3	11.4	[4]
MSCI Emerging Markets Index[3,5]	7.7	-2.6	-2.1	14.8	11.2	11.3	[4]

[1]	Since May 30, 1986.
[2]	Returns for the MSCI Emerging Markets Investable Market Index (IMI) were calculated using the MSCI Emerging Markets Index with dividends gross of withholding taxes from December 31, 1987 to December 31, 2000, and with dividends net of withholding taxes from January 1, 2001 to November 30, 2007, and using the MSCI Emerging Markets IMI with dividends net of withholding taxes thereafter.
[3]	The indices are unmanaged and, therefore, have no expenses.
[4]	The MSCI Emerging Markets Index did not start until December 31, 1987. As a result, the International Finance Corporation (IFC) Global Composite Index was used in lieu of the MSCI Emerging Markets Index from May 30, 1986 to December 31, 1987.
[5]	Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

The total annual fund operating expense ratio was 0.73% as of the most recent fiscal year-end, and was 0.78% including “Acquired Fund” fees and expenses, as reflected in the prospectus dated August 29, 2013.

Percentage changes for markets and sectors are based on the MSCI Emerging Markets Investable Market Index, with results reflecting dividends net of withholding taxes, and are for the period ended December 31, 2013, unless otherwise noted. All returns and stock prices are reflected in U.S. dollars, unless otherwise noted.

Emerging Markets Growth Fund	1

Returns in Asia varied widely. The MSCI China IMI rose 16% despite ongoing worries about the pace of economic growth; investors also managed to shrug off fears about lending outside the traditional banking sector that surfaced at the beginning of the period and bubbled up again in December. China’s third-quarter GDP expanded by an annualized rate of 7.8% compared with 7.5% in the second quarter and 7.7% in the first. In November, China’s new government, which began its transition into power at the end of 2012, unveiled the country’s most sweeping reform package in more than two decades. Among the changes revealed in the Third Plenum’s 22,000-word document were measures that would allow more private investment in state-run industries, ease the nation’s longstanding one-child policy, liberalize the financial sector and expand farmers’ land rights. Life insurers posted some of the strongest gains, buoyed by healthy earnings.

Financial stocks and technology software and services businesses helped support markets in South Korea and Taiwan, which climbed 18% and 9%, respectively. Elsewhere in Asia, Thai stocks shed 15% amid violent protests seeking to oust Prime Minister Yingluck Shinawatra. Protestors demanded that the current government be replaced by a representative assembly, forcing the prime minister to dissolve parliament in December and call elections for early February. Philippine stocks fell 11%. In early November, the country was devastated by Typhoon Haiyan, which claimed the lives of more than 6,000 people.

10 largest equity holdings

		Price change
	Percent of	for the
	net assets as	6 months ended
	of 12/31/13	12/31/13*
Samsung Electronics	2.6%	11.6%
Hyundai Mobis	2.3	16.3
Bharti Airtel	2.2	8.7
Yandex	2.1	56.2
Hypermarcas	1.8	14.9
China Mengniu Dairy	1.8	32.6
MediaTek	1.7	28.0
Sberbank	1.6	8.0
Bangkok Bank	1.5	-17.6
Melco Crown Entertainment	1.5	75.4
Total	19.1%

*	The percent change is reflected in U.S. dollars. The actual gain or loss on the total position in the fund may differ from the percentage shown.

Asian countries with large current account deficits struggled. The MSCI Indonesia IMI declined 29%. Inflationary pressures, a record deficit and a depreciating currency weighed heavily on the Indonesian market. In India, stocks gained 5%, supported by business process outsourcing firms, but overall returns were muted by worries over the challenging combination of rising inflation, a weak economy and the depreciating rupee. Despite regaining some ground later in the year, the rupee lost 4% against the U.S. dollar for the six months. The central bank, under the leadership of a new governor, raised interest rates for the first time in nearly two years to 7.75%.

In Latin America, Brazilian stocks edged 2% higher, helped by the rebound in materials stocks. But investors worried about the country’s tepid economic growth and the effectiveness of policy decisions. The central bank raised the key interest rate by 200 basis points over the six-month period to 10% to fight inflation and help support the currency. The government employed a series of measures to stem the depreciation of the real, which nonetheless dropped 6% against the U.S. dollar.

Mexican equities gained 6%. Weaker-than-expected economic data for the second quarter tempered investor enthusiasm about President Enrique Peña Nieto’s push for structural reforms

2	Emerging Markets Growth Fund

Where the fund’s assets were invested

						Value of holdings
	Percent of net assets			MSCI EM IMI[1]		12/31/13
	12/31/12	6/30/13	12/31/13	6/30/13	12/31/13	(in thousands)

Asia-Pacific
China	20.2%	18.2%	19.3%	18.1%	19.8%	$1,763,105
Hong Kong	2.9	3.5	7.0	—	—	639,155
India	7.9	9.0	8.7	6.6	6.2	793,037
Indonesia	2.1	2.0	1.4	3.4	2.3	132,340
Malaysia	3.1	3.7	3.1	4.2	4.0	284,001
Pakistan	.1	—	—	—	—	—
Philippines	1.1	.9	.9	1.1	.9	79,529
Singapore	.4	.7	.8	—	—	75,906
South Korea	12.6	10.0	9.9	14.8	16.2	900,677
Taiwan	7.2	5.7	4.9	12.9	12.8	447,875
Thailand	.6	2.0	1.8	3.0	2.4	161,594
	58.2	55.7	57.8	64.1	64.6	5,277,219

Latin America
Argentina	—	—	—	—	—	—
Brazil	7.5	7.1	7.9	10.8	10.1	721,000
Chile	.5	1.3	1.2	1.9	1.5	107,091
Colombia	—	.4	—	1.0	1.0	1,569
Mexico	4.0	3.5	3.4	5.0	5.0	314,756
Peru	.1	—	—	.4	.4	—
	12.1	12.3	12.5	19.1	18.0	1,144,416

Eastern Europe and Middle East
Czech Republic	—	—	—	.2	.2	—
Greece	—	—	—	—	.5	—
Hungary	—	—	—	.2	.2	—
Israel	.5	.7	.6	—	—	52,803
Oman	.4	.4	.5	—	—	41,116
Poland	1.2	.7	—	1.5	1.7	—
Russia	7.7	7.0	6.9	5.2	5.5	633,683
Saudi Arabia	.1	.1	—	—	—	—
Turkey	.3	.4	.4	2.0	1.6	35,589
United Arab Emirates	.1	.2	.3	—	—	26,071
	10.3	9.5	8.7	9.1	9.7	789,262

Africa
Egypt	—	—	—	.3	.2	—
Morocco	.1	.1	—	.1	—	—
South Africa	1.7	1.2	1.1	7.3	7.5	99,208
	1.8	1.3	1.1	7.7	7.7	99,208

Other markets[2]
Australia	1.0	1.1	1.0			93,269
Austria	.3	.3	.4			35,312
Canada	1.2	1.0	1.3			116,084
Italy	.2	.2	.2			19,285
Luxembourg	.6	.8	1.2			108,121
Netherlands	.4	.6	.8			72,107
Switzerland	—	—	.5			45,411
United Kingdom	4.1	3.5	3.1			281,029
United States of America	2.1	3.1	2.5			227,852
	9.9	10.6	11.0			998,470
Multinational	.3	.4	.3			29,010
Other[3]	5.0	4.9	4.9			453,205
Other assets less liabilities (including short-term securities and forward currency contracts)	2.4	5.3	3.7			333,832

Total net assets	100.0%	100.0%	100.0%			$9,124,622

[1]	A dash indicates that the market is not included in the index. Source: MSCI.
[2]	Includes investments in companies incorporated in the region that have significant operations in emerging markets.
[3]	Includes securities in initial period of acquisition.

Emerging Markets Growth Fund	3

after taking office in December 2012 (though the economy showed signs of improvement for the third quarter). Mexico’s central bank surprised markets by reducing interest rates to a record low of 3.5% in October, its third cut in 2013.

Elsewhere, Russian stocks rallied 14%, lifted by energy producers. In December, the Russian government agreed to slash prices for gas supplied to the Ukraine as part of a broader effort to help the former Soviet nation avoid economic crisis. South African equities rallied 11%, following sharp losses earlier in the year as a number of metals and mining companies rebounded. Turkish stocks sank 20% as concerns about a corruption scandal involving Prime Minister Erdogan’s cabinet erupted in December.

Portfolio review1

Portfolio returns significantly outpaced the benchmark for the six-month reporting period, lifted by investments in consumer stocks, industrials and materials. The choice of small- and mid-cap stocks had a strong impact on the portfolio overall. The fund’s emphasis on companies in China and Hong Kong boosted returns by a considerable margin.

Investments in a number of Asian gaming companies buoyed portfolio results as several Macau-based firms climbed on robust profits and expectations for continued earnings growth. Galaxy Entertainment shares jumped almost 85%, fueled by hopes that the firm would continue to expand its business in Macau. In general, casino operators have benefited from a combination of improved infrastructure as well as new hotels and mass-market attractions that have drawn more Chinese visitors to the area.

Among other consumer discretionary stocks, shares of Samsonite International climbed more than 25%; increased global tourism helped fuel profits for the world’s largest luggage maker. Several auto-related companies also rose sharply, with shares of parts supplier Hyundai Mobis advancing on greater Chinese demand. Shares of China’s auto parts company Minth Group and Baoxin Auto — the largest BMW dealership in China — also gained.

Stock selection in consumer staples further lifted fund results. Shares of China Mengniu Dairy — the country’s biggest milk producer — gained as partnerships with French company Danone and Denmark’s Arla Foods helped strengthen the firm’s reputation for quality products.

A number of investments in the materials sector rebounded. Shares of South Korean polysilicon producer

	6 months ended 12/31/13
	Expressed in	Expressed in
Percent change in key markets[2,3]	U.S. dollars	local currency

Asia-Pacific
China	16.4%	16.4%
India	5.2	9.5
Indonesia	-29.5	-13.5
Malaysia	1.5	5.3
Philippines	-11.3	-8.9
South Korea	18.2	9.3
Taiwan	8.7	8.1
Thailand	-15.2	-10.1

Latin America
Brazil	1.6	8.5
Chile	-12.8	-9.4
Colombia	-2.7	-2.7
Mexico	6.0	6.6
Peru	-1.0	-1.0

Eastern Europe and Middle East
Czech Republic	13.3	12.6
Greece	50.1	41.6
Hungary	-8.9	-13.4
Poland	23.1	11.5
Russia	13.8	13.8
Turkey	-19.6	-10.5

Africa
Egypt	40.4	39.1
South Africa	10.5	16.6

Emerging Markets Growth Fund	9.9%

[1]	Securities mentioned in the portfolio review make up the following percent of net assets: Beijing Enterprises (1.5%), Samsonite International (1.2%), China Resources Land (1.2%), CIMB (1.0%), OCI (1.0%), Gerdau (0.9%), Minth Group (0.8%), Galaxy Entertainment (0.8%), Longfor Properties (0.7%), Haitian International (0.7%), Cobalt International Energy (0.5%), Baoxin Auto (0.5%), QGEP (0.4%), Bank Mandiri (0.3%) and Kotak Mahindra (0.2%). Hyundai Mobis, China Mengniu Dairy and Bangkok Bank make up 2.3%, 1.8% and 1.5%, respectively, as listed in the “10 largest equity holdings” chart.
[2]	The market indices, which are based on the MSCI Emerging Markets IMI, are unmanaged and, therefore, have no expenses.
[3]	Results reflect dividends net of withholding taxes.

4	Emerging Markets Growth Fund

OCI advanced on reports that China would impose a much lower than anticipated tariff on polysilicon made by the company and used in solar panels. Meanwhile, Brazilian steelmaker Gerdau benefited from a weak currency and higher prices for domestic steel.

Industrials stocks also strongly lifted returns. Shares of gas distributor Beijing Enterprises advanced almost 40%. The firm proceeded with plans to become the largest stakeholder in China Gas, which supplies nearly 200 cities in China and is expected to capitalize on a sharp increase in demand over the next decade as the government favors natural gas over coal. Investments in industrial companies with exposure to Chinese demand further supported portfolio results. Shares of Haitian International rose more than 50%; the firm makes plastic injection molding machines used in the manufacture of electronics and household products.

Stock selection in the financials sector detracted from relative returns, particularly the fund’s investments in smaller Asian markets. Shares of Bangkok Bank declined amid increased political turmoil in Thailand. Shares of Malaysia’s CIMB fell on weaker second-quarter profits; Indonesia’s Bank Mandiri also slid. Elsewhere in the sector, shares of private Indian lender Kotak Mahindra retreated 3% on concerns about the potential for a rise in bad loans in the weak economic environment. Meanwhile, investments in several Chinese property developers such as China Resources Land and Longfor Properties posted losses amid increased restrictions for home buyers and worries that the government might take further measures to curb housing prices.

The choice of energy stocks had a negative impact on relative results, with shares of Cobalt International Energy dropping almost 40% as doubts about its exploratory well in the Gulf of Mexico surfaced. Shares of Brazilian oil and natural gas firm QGEP also slid on fears about its partner in developing several wells, Brazilian oil producer OGX, which filed for bankruptcy protection at the end of the year.

The fund’s underweight position in the technology sector also hurt returns on a relative basis, primarily the fund’s limited exposure to large Asian internet service providers. Managers have avoided these stocks based on concerns about their relatively expensive valuations.

Outlook

Emerging markets stocks significantly trailed their developed market counterparts in 2013 as investors adjusted to the Federal Reserve’s gradual move to more normalized monetary policies and interest rates than those witnessed in recent years. This adjustment exposed structural weaknesses in several developing economies that need to implement longer term economic reforms, while other markets continue to grapple with political uncertainty as elections approach.

From a macroeconomic perspective, the global economy continues to improve, with the U.S. appearing poised for modest GDP growth. Overall, emerging markets economies are also positioned to expand over the long term, with the International Monetary Fund projecting a growth rate of 5.1% in 2014 and 5.4% in 2015, compared with 4.7% in 2013. The forecast for the developed markets is 2.2% and 2.3%, respectively, versus 1.3% in 2013. In addition, several markets have begun the process of adopting longer term structural reforms.

A number of emerging markets companies are trading at attractive valuations relative to their fundamentals. On the whole, valuations for emerging markets stocks look appealing in the view of managers, with some sectors and companies providing a significant discount to their developed market peers. Managers remain focused on attractively valued small- and mid-cap companies with strong growth prospects.

China- and Hong Kong–listed companies continue to be a major area of investment, together making up 26% of the portfolio. China undoubtedly faces a number of challenges including slowing economic growth (compared with peak levels in recent years) and the potential for a property bubble. But managers believe that the Chinese government is committed to achieving long-term structural change. They also feel that the recent reforms will create new opportunities for progress in areas such as financial deregulation and an overall improved quality of life for Chinese residents. The fund emphasizes companies that are well positioned to benefit from these trends, ranging from food producers and health care firms to those that are likely to reap the rewards of cleaner energy policies.

Managers are also interested in Asian businesses that are able to take advantage of greater consumer demand in areas such as entertainment. In particular, they remain attracted to several Macau-based casino operators that are likely to expand their businesses and continue posting robust profits. The fund also emphasizes automakers as

Emerging Markets Growth Fund	5

well as dealers whose growth prospects are underpinned by the emergence of a used car market in the developing economies and increased demand for servicing. Overall, about 16% of the fund’s assets were invested in the consumer discretionary sector by December 31, 2013, versus 12% at the beginning of the period.

More broadly, the fund invests in developed market stocks with exposure to increasing demand in the emerging markets, as well as developing market companies that are expanding their regional footprints, particularly in the financial and consumer areas. Financial stocks make up a significant portion of the portfolio at about 22% of assets; managers remain focused on a few regional banks in Asia as well as several local banks that continue to penetrate local markets from Russia to Thailand. The fund emphasizes well-capitalized institutions with strong managements. Managers also favor Chinese insurance and real estate firms that are likely to benefit from rising incomes and the migration of residents from rural areas to China’s cities. In general, financial stocks in the emerging markets are relatively inexpensive compared with their counterparts in the developed markets.

Industrial stocks are another major area of emphasis, comprising about 13% of assets at period-end. Managers are attracted to small- and mid-cap industrials companies, ranging from elevator manufacturers to firms that supply parts for industrial automation. They are also finding value in several firms focused on railroad and toll-road operation and in the growing area of waste and water treatment.

About 14% of the fund’s assets are invested in the energy and materials sectors combined. Among the former, managers have continued to focus on smaller exploration and oil services firms as well as a few companies that are likely to benefit from greater demand for natural gas. They also have been taking advantage of more attractive valuations for select materials companies and have been increasing investments in lower cost Indian steel producers.

We remain enthusiastic about opportunities in the emerging markets, despite the potential challenges, and look forward to reporting to you again in six months.

Sincerely,

Victor D. Kohn
President

February 19, 2014

6	Emerging Markets Growth Fund

About the fund and its adviser

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

Capital International, Inc., the fund’s investment adviser, is part of Capital Group,SM one of the world’s most experienced investment advisory organizations, with roots dating back to 1931. The fund has been managed by Capital International or an affiliate since 1986. Capital Group employs a research-driven approach to investing and has a global investment research network spanning three continents. This network of analysts and portfolio managers travel the world scrutinizing thousands of companies and keeping a close watch on industry trends and government actions.

Capital Group has devoted substantial resources to the task of evaluating and managing investments in developing countries. It is an intensive effort that combines company and industry analysis with broader political and macroeconomic views. We believe that our extensive worldwide research capabilities and integrated global investment process continue to provide Emerging Markets Growth Fund with a competitive edge.

Emerging Markets Growth Fund	7

Investment portfolio December 31, 2013	unaudited

Sector diversification

	Equity securities			Bonds and notes		Percent of net assets
	Common stocks	Convertible stocks
Financials	22.0%	—%		—	%*	22.0%
Consumer discretionary	16.1	—		—	*	16.1
Industrials	12.7	—		—		12.7
Information technology	11.1	—		—		11.1
Consumer staples	8.0	—		—	*	8.0
Materials	8.0	—		—		8.0
Energy	6.4	—		.1		6.5
Telecommunication services	4.0	—		—		4.0
Health care	3.2	—	*	—		3.2
Utilities	2.8	—		—		2.8
Other	1.9	—		—		1.9
	96.2%	—	%*	.1%		96.3
Short-term securities						3.5
Other assets less liabilities (including forward currency contracts)						.2
Net assets						100.0%

*	Amount rounds to less than .1%.

Equity securities	Shares	Value (000)
Asia-Pacific 57.8%
China 19.3%
Anhui Conch Cement Co. Ltd.	7,228,654	$20,251
Anhui Conch Cement Co. Ltd. (Hong Kong)	4,285,000	15,887
ANTA Sports Products Ltd. (Hong Kong)	21,577,000	26,713
Bank of China Ltd. (Hong Kong)	224,456,724	103,338
Baoxin Auto Group Ltd. (Hong Kong)	42,096,500	40,879
Beijing Enterprises Holdings Ltd. (Hong Kong)	13,408,000	132,968
Beijing Enterprises Water Group Ltd. (Hong Kong)	35,386,000	22,224
China High Speed Transmission Equipment Group Co., Ltd. (Hong Kong)[1]	60,551,600	32,875
China Longyuan Power Group Corp., Ltd. (Hong Kong)	19,425,000	25,026
China Mengniu Dairy Co. (Hong Kong)	33,801,000	160,411
China Overseas Grand Oceans Group, Ltd. (Hong Kong)	14,727,100	14,035
China Overseas Land & Investment Ltd. (Hong Kong)	27,596,000	77,582
China Power International Development Ltd. (Hong Kong)	73,971,000	26,329
China Resources Land Ltd. (Hong Kong)	42,651,000	105,716
China Shenhua Energy Co., Ltd.	392,200	1,025
China Shineway Pharmaceutical Group Ltd. (Hong Kong)	4,450,000	6,095
CSR Corp. Ltd. (Hong Kong)	67,105,000	55,039
ENN Energy Holdings Ltd. (Hong Kong)	1,386,000	10,251
EVA Precision Industrial Holdings Ltd. (Hong Kong)	69,356,000	9,749
First Tractor Co. Ltd. (Hong Kong)	13,402,000	10,508
Fu Ji Food and Catering Services Holdings Ltd. (Hong Kong)[1]	1,139,572	241

8	Emerging Markets Growth Fund

	Shares	Value (000)
Goodbaby International Holdings Ltd. (Hong Kong)	33,974,000	$18,840
Guangdong Investment Ltd. (Hong Kong)	8,180,000	7,996
Haitian International Holdings Ltd. (Hong Kong)	27,695,000	62,574
Hefei Rongshida Sanyo Electric Co., Ltd.	5,399,904	13,406
Hengan International Group Co., Ltd. (Hong Kong)	441,500	5,215
Honghua Group Ltd. (Hong Kong)	92,306,000	31,069
Industrial and Commercial Bank of China Ltd.	10,092,300	5,968
Industrial and Commercial Bank of China Ltd. (Hong Kong)	158,727,110	107,261
Jiangsu Hengli Highpressure Oil Cylinder Co., Ltd.	7,316,586	14,612
Lenovo Group Ltd. (Hong Kong)	59,416,000	72,256
Longfor Properties Co., Ltd. (Hong Kong)	46,797,500	65,420
Mindray Medical International Ltd. (ADR)	643,700	23,405
Minth Group Ltd. (Hong Kong)	35,674,000	74,069
New Oriental Education & Technology Group, Inc. (ADR)	1,324,900	41,734
Nine Dragons Paper (Holdings) Ltd. (Hong Kong)	14,676,300	12,775
Sany Heavy Equipment International Holdings Co., Ltd. (Hong Kong)	56,608,000	17,739
Shandong Weigao Group Medical Polymer Co., Ltd. (Hong Kong)	11,029,800	14,878
Shanghai Zhixin Electric Co., Ltd.	2,145,667	5,245
Shenguan Holdings Group Ltd. (Hong Kong)	57,696,000	25,744
Shenzhou International Group Holdings Ltd. (Hong Kong)	1,005,000	3,771
Sino Biopharmaceutical Ltd. (Hong Kong)	25,480,000	20,208
Sinofert Holdings Ltd. (Hong Kong)	119,654,000	19,443
Weichai Power Co., Ltd. (Hong Kong)	20,489,040	82,571
Zhongsheng Group Holdings Ltd. (Hong Kong)	58,582,500	80,837
Zhuzhou CSR Times Electric Co., Ltd. (Hong Kong)	10,819,000	38,927
		1,763,105

Hong Kong 7.0%
AIA Group Ltd.	26,578,600	133,333
ASM Pacific Technology Ltd.	2,095,900	17,542
Cheung Kong Infrastructure Holdings Ltd.	8,467,000	53,449
Galaxy Entertainment Group Ltd.[1]	7,810,000	70,050
Jardine Matheson Holdings Ltd.	181,200	9,479
Melco Crown Entertainment Ltd. (ADR)[1]	3,415,000	133,936
Sands China Ltd.	6,969,200	56,936
SJM Holdings Ltd.	6,550,000	21,962
Stella International Holdings Ltd.	3,322,500	8,467
VTech Holdings Ltd.	337,600	4,384
Wynn Macau, Ltd.	28,594,400	129,617
		639,155

India 8.7%
Adani Enterprises Ltd.	3,265,940	13,860
Apollo Hospitals Enterprise Ltd.	2,445,932	37,423
Apollo Hospitals Enterprise Ltd. (GDR)[2]	320,100	4,898
Bharat Electronics Ltd.	380,971	6,340
Bharti Airtel Ltd.	37,670,027	201,124

Emerging Markets Growth Fund	9

Equity securities (continued)	Shares	Value (000)
Asia-Pacific (continued)
India (continued)
Cox and Kings Ltd.	2,008,609	$3,739
Cox and Kings Ltd. (GDR)	453,204	844
Emami Ltd.	1,961,553	15,033
HDFC Bank Ltd.	5,966,838	64,231
HDFC Bank Ltd. (ADR)	8,000	276
Housing Development Finance Corp. Ltd.	4,211,168	54,101
ICICI Bank Ltd.	1,209,433	21,484
ICICI Bank Ltd. (ADR)	1,878,400	69,820
Infosys Ltd.	80,434	4,533
ITC Ltd.	1,509,680	7,855
Jain Irrigation Systems Ltd.	12,440,381	14,190
Kotak Mahindra Bank Ltd.	1,471,000	17,319
Larsen & Toubro Ltd.	2,418,907	41,853
Multi Screen Media Private Ltd. (acquired 5/15/00, cost: $107,294,000)[1,3]	284,195	23,511
PTC India Financial Services Ltd.	4,443,123	988
Steel Authority of India Ltd.	23,139,936	27,103
Sun Pharmaceutical Industries Ltd.	7,437,038	68,226
Tata Steel Ltd.	10,094,948	69,231
United Spirits Ltd.	256,640	10,823
VA Tech Wabag Ltd.[4]	1,584,552	14,232
		793,037

Indonesia 1.4%
PT Agung Podomoro Land Tbk	479,240,500	8,467
PT Bank Mandiri (Persero) Tbk, Series B	46,028,324	29,690
PT Bank Rakyat Indonesia (Persero) Tbk	50,709,500	30,209
PT Elang Mahkota Teknologi Tbk	49,762,000	22,693
PT Surya Citra Media Tbk	191,387,500	41,281
		132,340

Malaysia 3.1%
Bumi Armada Bhd.	54,193,900	66,677
CIMB Group Holdings Bhd.	40,144,861	93,392
Genting Bhd.	8,778,700	27,498
IHH Healthcare Bhd.[1]	37,143,400	43,772
IJM Corp. Bhd.	25,587,054	45,932
Naim Cendera Holdings Bhd.	4,742,000	5,284
StemLife Bhd.	10,645,350	1,446
		284,001

Philippines 0.9%
Bayan Telecommunications Holdings Corp., Class A (acquired 2/12/98, cost: $1,850,000)[1,3]	724,790	—
Bayan Telecommunications Holdings Corp., Class B (acquired 2/12/98, cost: $616,000)[1,3]	241,431	—
Energy Development Corp.	217,494,924	26,119
International Container Terminal Services, Inc.	21,131,188	48,564
Philippine Airlines, Inc. (acquired 3/31/97, cost: $0)[1,3]	68,631,450	—
SM Investments Corp.	302,490	4,846
		79,529

10	Emerging Markets Growth Fund

	Shares	Value (000)
Singapore 0.8%
CapitaRetail China Trust	8,984,560	$9,469
KrisEnergy Ltd.[1]	14,204,000	14,126
Olam International Ltd.	17,348,868	21,103
Olam International Ltd., warrants, expires 1/29/18[1,2]	1,566,518	391
Yoma Strategic Holdings Ltd.	51,852,000	30,817
		75,906

South Korea 9.9%
AMOREPACIFIC Corp.[1]	33,473	31,717
Daum Communications Corp.[4]	702,880	55,946
Hana Financial Holdings	1,661,080	69,097
Hankook Tire Co., Ltd.	143,992	8,282
Hyundai Engineering & Construction Co., Ltd.	676,791	38,927
Hyundai Mobis Co., Ltd.	766,553	213,182
Hyundai Motor Co.	418,471	93,778
Korea Electric Power Corp.[1]	467,600	15,397
LG Household & Health Care Ltd.	63,026	32,727
OCI Co. Ltd.	491,056	88,872
Samsung Electronics Co., Ltd.	62,327	81,028
Samsung Electronics Co., Ltd. (GDR)[2]	244,375	159,577
SK Telecom Co., Ltd.	55,736	12,147
		900,677

Taiwan 4.9%
AirTAC International Group	3,619,810	29,392
CTCI Corp.	23,931,000	38,783
Delta Electronics, Inc.	14,904,348	85,015
MediaTek, Inc.	10,590,500	157,595
Taiwan Cement Corp.	15,646,000	24,280
Taiwan Semiconductor Manufacturing Co., Ltd.	31,868,568	112,810
		447,875

Thailand 1.8%
Advanced Info Service PCL	1,664,000	10,102
Bangkok Bank PCL, nonvoting depository receipt	24,842,100	134,568
Kasikornbank PCL, nonvoting depository receipt	3,564,800	16,924
		161,594

Latin America 12.5%
Argentina 0.0%
Grupo Financiero Galicia SA, Class B	5	—

Brazil 7.9%
Banco Bradesco SA, preferred nominative (ADR)	6,517,630	81,666
Banco BTG Pactual SA, units	3,785,000	43,862
BRF – Brasil Foods SA, ordinary nominative	202,175	4,221
BRF – Brasil Foods SA, ordinary nominative (ADR)	789,700	16,481
Cia. de Concessões Rodoviárias, ordinary nominative	5,202,900	39,189
Gerdau SA (ADR)	11,020,000	86,397

Emerging Markets Growth Fund	11

Equity securities (continued)	Shares	Value (000)
Latin America (continued)
Brazil (continued)
Hypermarcas SA, ordinary nominative	21,925,700	$164,030
Itaú Unibanco Holding SA, preferred nominative (ADR)	6,830,540	92,690
Marfrig Alimentos SA, ordinary nominative[1]	7,011,034	11,887
Mills Estruturas e Serviços de Engenharia SA, ordinary nominative	3,228,700	45,161
Oi SA, ordinary nominative	4,187,181	6,407
Oi SA, ordinary nominative (ADR)	771,246	1,265
Oi SA, preferred nominative	2,303,989	3,506
Oi SA, preferred nominative (ADR)	15,152,540	24,092
QGEP Participações SA	7,958,500	32,991
TIM Participações SA, ordinary nominative	1,852,300	9,681
TIM Participações SA, ordinary nominative (ADR)	80,500	2,112
Usinas Siderúrgicas de Minas Gerais SA – Usiminas, Class A, preferred nominative[1]	5,353,900	32,247
Wilson Sons Ltd. (BDR)	1,763,700	23,115
		721,000

Chile 1.2%
Enersis SA	16,189,523	4,856
Enersis SA (ADR)	3,288,750	49,298
Inversiones La Construcción SA	2,419,229	34,071
Ripley Corp SA	26,087,921	18,866
		107,091

Colombia 0.0%
CEMEX Latam Holdings, SA1	204,647	1,569

Mexico 3.4%
Arca Continental, SAB de CV	1,070,300	6,693
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[1]	6,508,725	76,998
Fibra Uno Administración, SA de CV	16,374,900	52,449
Grupo Comercial Chedraui, SAB de CV, Class B	2,453,300	8,668
Grupo Famsa, SAB de CV, Class A1	6,703,113	12,121
Grupo Financiero Inbursa, SAB de CV	11,982,640	33,893
Grupo Sanborns, SAB de CV, Series B1	17,564,400	37,196
Impulsora del Desarrollo y el Empleo en América Latina, SAB de CV, Series B-1[1]	33,632,944	77,227
Kimberly-Clark de México, SAB de CV, Series A	1,139,188	3,235
Minera Frisco, SAB de CV, ordinary participation certificate, Series A1[1]	3,019,466	6,228
Urbi Desarrollos Urbanos, SA de CV (Mexico)[1]	1,046,737	48
		314,756

Eastern Europe and Middle East 8.6%
Israel 0.6%
Bezeq – The Israel Telecommunication Corp. Ltd.	23,816,056	40,368
Shufersal Ltd.	3,233,940	12,435
		52,803

Oman 0.5%
bank muscat (SAOG)	24,828,227	41,015

12	Emerging Markets Growth Fund

	Shares	Value (000)
Russia 6.8%
Baring Vostok Private Equity Fund, LP (acquired 12/15/00, cost: $5,874,000)[3,4,5,6]	11,783,118	$42,311
Baring Vostok Private Equity Fund III, LP (acquired 3/30/05, cost: $18,189,000)[1,3,4,5,6]	23,498,338	43,930
Baring Vostok Private Equity Fund IV, LP (acquired 4/25/07, cost: $16,852,000)[1,3,4,5,6]	18,729,160	20,619
Baring Vostok Fund IV Supplemental Fund, LP (acquired 10/8/07, cost: $28,967,000)[1,3,4,5,6]	31,946,729	40,479
Etalon Group Ltd. (GDR)[1]	854,006	4,526
Etalon Group Ltd. (GDR)[1,2]	810,716	4,297
New Century Capital Partners, LP (acquired 12/7/95, cost: $951,000)[1,3,5]	5,247,900	2,094
OAO Gazprom (ADR)	6,356,106	54,345
OAO TMK (GDR)	498,114	5,873
OJSC Magnit	46,199	12,948
OJSC Magnit (GDR)	199,031	13,176
OJSC Rostelecom	6,885,588	21,723
OJSC Rostelecom (ADR)	890,208	18,089
Sberbank of Russia	47,689,533	146,515
Yandex NV, Class A1	4,476,700	193,170
		624,095

Turkey 0.4%
Aktaş Elektrik Ticaret AŞ1	4,273	—
Coca-Cola Içecek AŞ, Class C	532,690	12,828
Enka Inşaat ve Sanayi AŞ	3,354,653	9,397
Türk Telekomünikasyon AŞ, Class D	4,818,504	13,364
		35,589

United Arab Emirates 0.3%
DP World Ltd.	1,472,133	26,071

Africa 1.1%
South Africa 1.1%
Barloworld Ltd.	4,292,026	40,920
Royal Bafokeng Platinum Ltd.[1]	1,207,405	6,791
Shoprite Holdings Ltd.	3,293,948	51,497
		99,208
Other markets 11.0%
Australia 1.0%
Oil Search Ltd.	12,879,919	93,269

Austria 0.4%
Vienna Insurance Group	708,593	35,312

Canada 1.3%
Centerra Gold Inc.	5,573,200	22,665
First Quantum Minerals Ltd.	5,184,633	93,419
		116,084

Italy 0.2%
Tenaris SA (ADR)	441,400	19,285

Luxembourg 1.2%
Samsonite International SA	35,525,400	108,121

Emerging Markets Growth Fund	13

Equity securities (continued)	Shares		Value (000)
Other markets (continued)
Netherlands 0.8%
Fugro NV		1,210,079	$72,107

Switzerland 0.5%
Dufry AG1		258,677	45,411

United Kingdom 3.1%
Anglo American PLC		1,421,700	31,076
Gem Diamonds Ltd.[1]		296,355	713
Glencore Xstrata PLC[1]		9,628,100	49,856
Global Ports Investments PLC (GDR)		801,841	11,210
Global Ports Investments PLC (GDR)[2]		1,984,210	27,739
Petra Diamonds Ltd. (CDI)[1]		7,088,199	13,874
Petropavlovsk PLC		567,776	684
Platmin Ltd.[1]		16,963,500	10,651
SABMiller PLC		1,002,241	51,466
Standard Chartered PLC		2,828,515	63,617
Tullow Oil PLC		1,422,707	20,143
			281,029

United States of America 2.5%
Arcos Dorados Holdings, Inc., Class A		4,583,200	55,548
Cobalt International Energy, Inc.[1]		2,774,800	45,646
Ensco PLC, Class A		1,164,200	66,569
Genpact Ltd.[1]		3,271,063	60,089
			227,852

Multinational 0.3%
Capital International Private Equity Fund IV, LP (acquired 3/29/05, cost: $16,305,000)[3,4,5,6]		50,545,667	20,072
International Hospital Corp. Holding NV (acquired 9/25/97, cost: $8,011,000)[1,3,4]		609,873	1,403
International Hospital Corp. Holding NV, Class B, convertible preferred (acquired 2/12/07, cost: $3,504,000)[1,3,4]		622,354	1,431
Pan-African Investment Partners II Ltd., Class A, preferred (acquired 6/20/08, cost: $10,510,000)[1,3,4,5]		3,800	6,104
			29,010

Miscellaneous 4.9%
Equity securities in initial period of acquisition			450,836

Total equity securities (cost: $7,406,266,000)			8,778,732

Bonds & notes	Principal amount (000)
Asia-Pacific 0.0%
China 0.0%
Fu Ji Food and Catering Services Holdings Ltd. 0.00% convertible, 10/18/20[7]	CNY	93,400	—

Eastern Europe and Middle East 0.1%
Oman 0.0%
Obank muscat (SAOG) 4.50% convertible, 3/20/16	OMR	362	101

Russia 0.1%
OAO TMK 5.25% convertible, 2/11/15		$9,400	9,588

14	Emerging Markets Growth Fund

Bonds & notes (continued)		Value (000)
Miscellaneous 0.0%
Bonds and notes in initial period of acquisition		$2,369

Total bonds and notes (cost: $12,252,000)		12,058

Short-term securities	Principal amount (000)
Corporate short-term notes 3.5%
Bank of Tokyo-Mitsubishi UFJ Ltd. 0.09%–0.14% due 1/3–1/7/14	$125,000	124,998
Mizuho Funding LLC 0.20% due 3/3/14[2]	50,000	49,985
Sumitomo Mitsui Banking Corp. 0.10%–0.15% due 1/14–2/3/14[2]	107,900	107,890
Svenska Handelsbanken, Inc. 0.15% due 2/26/14[2]	34,100	34,091

Total short-term securities (cost: $316,964,000)		316,964
Total investment securities (cost: $7,735,482,000)		9,107,754
Other assets less liabilities (including forward currency contracts)		16,868

Net assets		$9,124,622

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933 (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securities laws). May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $388,868,000, which represented 4.26% of the net assets of the fund.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. These securities, acquired at a cost of $218,923,000, may be subject to legal or contractual restrictions on resale. The total value of all such securities was $201,954,000, which represented 2.21% of the net assets of the fund.
[4]	This issuer represents investment in an affiliate as defined in the Investment Company Act of 1940. This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities. Capital International Private Equity Fund IV, LP is also considered an affiliate since this issuer has the same investment adviser as the fund.
[5]	Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund. Therefore, the cost and market value may not be indicative of the private equity fund’s performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported.
[6]	Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.
[7]	Scheduled interest and/or principal payment was not received.

Key to abbreviations

Securities:

ADR	— American Depositary Receipts
BDR	— Brazilian Depositary Receipts
CDI	— CREST Depository Interest
GDR	— Global Depositary Receipts

Currency:
CNY	— Chinese renminbi
OMR	— Omani rial

See Notes to financial statements

Emerging Markets Growth Fund	15

Financial statements

Statement of assets and liabilities	unaudited
at December 31, 2013	(dollars in thousands, except per-share data)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $7,540,683)	$8,861,227
Affiliated issuers (cost: $194,799)	246,527	$9,107,754
Cash		200
Cash denominated in non-U.S. currency (cost: $6,647)		6,720
Unrealized appreciation on open forward currency contracts		144
Receivables for:
Sales of investments	2,364
Sales of fund’s shares	6,761
Dividends and interest	9,577
Non-U.S. taxes	700	19,402
		9,134,220
Liabilities:
Unrealized depreciation on open forward currency contracts		1,722
Payables for:
Purchases of investments	529
Investment advisory services	4,985
Directors’ compensation	1,832
Other accrued expenses	530	7,876
		9,598
Net assets at December 31, 2013:
Equivalent to $7.77 per share on 1,174,283,564 shares of $0.01 par value capital stock outstanding (authorized capital stock – 2,000,000,000 shares)		$9,124,622

Net assets consist of:
Capital paid in on shares of stock		$7,893,440
Distributions in excess of net investment income		(82,791)
Accumulated net realized loss		(56,789)
Net unrealized appreciation		1,370,762
Net assets at December 31, 2013		$9,124,622

See Notes to financial statements

16	Emerging Markets Growth Fund

Statement of operations	unaudited
for the six months ended December 31, 2013	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. withholding tax of $7,849; also includes $1,470 from affiliates)	$63,319
Interest (net of non-U.S. withholding tax of $1)	589	$63,908
Fees and expenses:
Investment advisory services	30,696
Custodian	1,495
Registration statement and prospectus	22
Auditing and legal	141
Reports to shareholders	15
Directors’ compensation	454
Other	1,412
Total expenses before expense reduction	34,235
Custodian expense reduction	1	34,234
Net investment income		29,674

Net realized gain and unrealized appreciation on investments, forward currency contracts, currency and in-kind redemption:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $(135); also includes $10,182 gain from affiliates)	(1,371)
Forward currency contracts	(8,298)
Currency transactions	1,101
In-kind redemption	31,640	23,072
Net unrealized appreciation (depreciation) on:
Investments	888,167
Forward currency contracts	(7,540)
Currency translations	293	880,920
Net realized gain and unrealized appreciation on investments, forward currency contracts, currency and in-kind redemption		903,992

Net increase in net assets resulting from operations		$933,666

Statements of changes in net assets
(dollars in thousands)

	6 months ended December 31, 2013*	Year ended June 30, 2013
Operations:
Net investment income	$29,674	$174,618
Net realized gain on investments, forward currency contracts, currency transactions and in-kind redemption	23,072	506,288
Net unrealized appreciation (depreciation) on investments, forward currency contracts and currency translations	880,920	(77,784)
Net increase in net assets resulting from operations	933,666	603,122

Dividends and distributions paid to shareholders:
Dividends from net investment income	(114,887)	(296,454)
Distributions from net realized gain on investments	(344,660)	(48,486)
Total dividends and distributions paid to shareholders	(459,547)	(344,940)

Capital share transactions:
Proceeds from shares sold: 28,062,653 and 51,896,923 shares, respectively	221,379	412,844
Proceeds from shares issued in reinvestment of net investment income dividends and net realized gain distributions: 58,008,357 and 40,262,470 shares, respectively	447,825	322,502
Cost of shares repurchased: 138,945,526 and 406,674,373 shares, respectively	(1,122,362)	(3,245,702)
Cost of shares repurchased in connection with in-kind redemption: 56,965,819 and 4,412,429 shares, respectively	(460,284)	(35,255)
Net decrease in net assets resulting from capital share transactions	(913,442)	(2,545,611)

Total decrease in net assets	(439,323)	(2,287,429)

Net assets:
Beginning of period	9,563,945	11,851,374
End of period (including distributions in excess of net investment income and undistributed net investment income: $(82,791) and $5,875, respectively)	$9,124,622	$9,563,945

* Unaudited.

See Notes to financial statements

Emerging Markets Growth Fund	17

Notes to financial statements

1. Organization

Emerging Markets Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end interval management investment company. As an open-end interval management investment company, the fund offers its shareholders the opportunity to purchase and redeem shares on a periodic basis. The fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Shares issued and redeemed — The fund intends to issue shares in exchange for cash and redeem shares in cash, however, the investment adviser, at its discretion, may accept securities in exchange of fund shares or pay a redemption in whole or in part by a distribution of the fund’s portfolio securities. An issuance or redemption of shares “in-kind” is based upon the closing value of the securities as of the trade date. Realized gains/losses resulting from redemptions of shares in-kind are reflected separately in the Statement of Operations.

3. Valuation

Capital International, Inc., the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of the fund is generally determined as of approximately 4:00 p.m. New York time on the last business day of each week and month except on any day on which the New York Stock Exchange is closed for trading.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

18	Emerging Markets Growth Fund

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of directors as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission (“SEC”) rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the audit committee with supplemental information to support the changes. The fund’s audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant

Emerging Markets Growth Fund	19

unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of December 31, 2013 (dollars in thousands):

	Investment securities
	Level 1	Level 2[1]	Level 3[1]	Total
Assets:
Equity securities:
Asia-Pacific	$5,247,966	$5,742	$23,511	$5,277,219
Latin America	1,144,368	—	48	1,144,416
Eastern Europe and Middle East	630,140	—	149,433	779,573
Other markets	1,087,027	—	39,661	1,126,688
Bonds and notes	—	9,689	—	9,689
Miscellaneous	450,836	2,369	—	453,205
Short-term securities	—	316,964	—	316,964
Total	$8,560,337	$334,764	$212,653	$9,107,754

	Other investments[2]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$144	$—	$144
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(1,722)	—	(1,722)
Total	$—	$(1,578)	$—	$(1,578)

[1]	Level 2 and Level 3 include investment securities with an aggregate value of $218,395,000, which represented 2.39% of the net assets of the fund, that were fair valued under guidelines adopted by authority of the fund’s board of directors.
[2]	Forward currency contracts are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions during the six months ended December 31, 2013 (dollars in thousands):

	Beginning value at 7/1/2013	Gross transfers into Level 3[3]	Purchases	Sales	Net realized gain/(loss)[4]	Net unrealized appreciation[4]	Gross transfers out of Level 3[3]	Ending value at 12/31/2013
Private equity funds	$173,358	$—	$539	$(23,070)	$13,807	$10,975	$—	$175,609
Other securities[5]	46,043	1,181	—	(2,505)	(9,194)	9,550	(8,031)	37,044
Total	$219,401	$1,181	$539	$(25,575)	$4,613	$20,525	$(8,031)	$212,653

Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2013 (dollars in thousands): $20,525

[3]	Transfers into and out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[4]	Net realized gain and unrealized depreciation are included in the related amounts on investments in the statement of operations.
[5]	Represents less than 1% of portfolio securities as of December 31, 2013.

The fund owns an interest in multiple private equity funds, which are considered alternative investments and are classified as Level 3 investment securities. The private equity funds are fair valued using the net asset value based on the fund’s financial statements adjusted for known company or market events, updated market pricing for underlying securities, and/or fund transactions (i.e., drawdowns and distributions) and may include other unobservable inputs.

The other unobservable inputs used in the fair value measurements of the reporting entity’s private equity funds are directional adjustments based on relevant market data (such as significant movement of a country-specific exchange-traded fund or index after the financial statement date of the private equity fund). Significant increases (decreases) of these inputs could result in

20	Emerging Markets Growth Fund

significantly higher (lower) fair value measurements. There were no other adjustments to significant unobservable inputs as of December 31, 2013.

The following table lists the characteristics of the alternative investments held by the fund as of December 31, 2013 (dollars in thousands):

Investment type	Investment strategy	Fair value	Unfunded commitment*	Remaining life†	Redemption terms
Private equity funds	Primarily private sector equity investments (i.e., expansion capital, buyouts) in emerging markets	$175,609	$14,302	≤1 to 5 years	Redemptions are not permitted. These funds distribute proceeds from the liquidation of underlying assets of the funds.

*	Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.

†	Represents the remaining life of the fund term of the estimated period of liquidation.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose value because of political, social, economic or market developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. The risks of investing outside the United States may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Emerging Markets Growth Fund	21

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the six months ended December 31, 2013, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2009, by state authorities for tax years before 2008 and by tax authorities outside the U.S. for tax years before 2006.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. When the fund is taxed on either realized and/or unrealized capital gains, the fund will accrue for non-U.S. taxes as applicable. As of December 31, 2013, the fund did not accrue any liabilities for non-U.S. taxes on realized and unrealized gains.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; unrealized appreciation of certain investments in securities outside the U.S; and income on certain investments.

The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. For the six months ended December 31, 2013, the tax character of distributions paid to shareholders were ordinary income and long-term capital gain in the amounts of $114,887,000 and $344,660,000, respectively. For the year ended June 30, 2013, the tax character of distributions paid to shareholders were ordinary income and long-term capital gain in the amounts of $296,454,000 and $48,486,000, respectively.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of June 30, 2013, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed ordinary income	$95,228
Undistributed long-term capital gain	334,682

As of December 31, 2013, the tax basis unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$2,126,430
Gross unrealized depreciation on investment securities	(888,723)
Net unrealized appreciation on investment securities	1,237,707
Cost of investment securities	7,870,047

6. Fees and transactions with related parties

Capital International, Inc. (the “Adviser”) is the fund’s investment adviser. American Funds Distributors®, Inc. (“AFD”), the fund’s principal underwriter, is affiliated with the Adviser.

Investment advisory services — The Investment Advisory and Service Agreement with the Adviser provides for monthly management service fees, accrued weekly. The Adviser is wholly owned by Capital Group International, Inc., which is wholly owned by The Capital

22	Emerging Markets Growth Fund

Group Companies,sm Inc. These fees are based on an annual rate of 0.90% on the first $400 million of the fund’s net assets; 0.80% of assets in excess of $400 million but not exceeding $1 billion; 0.70% of assets in excess of $1 billion but not exceeding $2 billion; 0.65% of assets in excess of $2 billion but not exceeding $4 billion; 0.625% of assets in excess of $4 billion but not exceeding $6 billion; 0.60% of assets in excess of $6 billion but not exceeding $8 billion; 0.58% of assets in excess of $8 billion but not exceeding $11 billion; 0.56% of assets in excess of $11 billion but not exceeding $15 billion; 0.54% of assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of assets in excess of $20 billion.

Distribution services — The fund has a principal underwriting agreement with AFD. AFD does not receive compensation for any sale of the fund’s shares.

Directors’ compensation — Directors who are unaffiliated with the Adviser may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or the American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation shown on the accompanying financial statements includes $413,000 in current fees (either paid in cash or deferred) and a net increase of $41,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with the Adviser. No affiliated officers and directors received any compensation directly from the fund.

7. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $1,635,788,000 and $2,788,791,000, respectively, during the six months ended December 31, 2013.

The fund receives an expense reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the six months ended December 31, 2013, the custodian fee of $1,495,000 was reduced by $1,000.

8. Investments in affiliates

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund’s investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940. In addition, Capital International Private Equity Fund IV, LP is considered an affiliate since this issuer has the same investment adviser as the fund. A summary of the fund’s transactions in the securities of affiliated issuers during the six months ended December 31, 2013, is as follows (dollars in thousands):

Issuer	Beginning shares	Purchases/ Additions	Sales/ Reductions	Ending shares	Dividend and interest income	Value
Affiliated issuers:
Daum Communications Corp.	803,173	—	100,293	702,880	$734	$55,946
VA Tech Wabag	1,584,552	—	—	1,584,552	181	14,232
Affiliated private equity funds/private placements:
Baring Vostok Private Equity Fund*	11,783,118	—	—	11,783,118	323	42,311
Baring Vostok Private Equity Fund III*	23,126,061	372,277	—	23,498,338	—	43,930
Baring Vostok Capital Partners IV*	50,603,377	72,512	—	50,675,889	—	61,098
Capital International Private Equity Fund IV*	50,451,941	93,726	—	50,545,667	213	20,072
International Hospital	1,232,227	—	—	1,232,227	—	2,834
Pan-African Investment Partners II	3,800	—	—	3,800	—	6,104
Unaffiliated issuers†:
StemLife	12,497,850	—	1,852,500	10,645,350	19	—
					$1,470	$246,527

*	For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported.
†	Affiliated during the period but no longer affiliated at December 31, 2013.

Emerging Markets Growth Fund	23

9. Forward currency contracts

The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

As of December 31, 2013, the fund had open forward currency contracts to sell currencies, as shown in the following table. The average notional amount of open forward currency contracts was $350,106,000 over the 12-month period ended December 31, 2013.

		Contract amount (000)		U.S. valuation (000)
	Counterparty	Non-U.S.	U.S.	Amount	Unrealized (depreciation)/ appreciation
Sales:
British pound to U.S. dollar expiring 1/14/2014	Bank of New York Mellon	GBP62,300	$101,750	$103,158	$(1,408)
Israeli shekel to U.S. dollar expiring 1/30/2014	UBS AG	ILS169,377	48,443	48,757	(314)
South African rand to U.S. dollar expiring 1/14/2014	Bank of America	ZAR201,728	19,345	19,201	144
Forward currency contracts – net					$(1,578)

10. Rights of offset

The fund has entered into an enforceable master netting or similar agreement with certain counterparties for forward currency contracts, where amounts payable by each party to the other in the same currency with the same settlement date and with the same counterparty are settled net of each party’s payment obligation. For financial reporting purposes, the fund does not offset the financial assets and financial liabilities that are subject to netting arrangements in the Statement of assets and liabilities.

The following table presents the gross amounts of recognized assets and liabilities from the fund’s use of forward currency contracts as of December 31, 2013 (dollars in thousands):

	Counterparty	Gross amounts recognized in the statement of assets and liabilities	Available to offset	Non-cash collateral	Cash collateral	Net amount
Assets
Forwards	Bank of America	$144	$—	$—	$—	$144

Liabilities
Forwards	Bank of New York Mellon	$1,408	$—	$—	$—	$1,408
	UBS AG	314	—	—	—	314
		$1,722	$—	$—	$—	$1,722

24	Emerging Markets Growth Fund

Financial highlights

	6 months ended		Year ended June 30
	12/31/13[1]		2013	2012	2011	2010	2009
Net asset value, beginning of period	$7.45		$7.39	$9.93	$8.13	$6.72	$12.95
Income (loss) from investment operations[2]:
Net investment income	.02		.12	.17	.16	.15	.18
Net realized and unrealized gain (loss) on investments	.71		.19	(2.33)	1.81	1.39	(4.09)
Total income (loss) from investment operations	.73		.31	(2.16)	1.97	1.54	(3.91)

Less dividends and distributions:
Dividends from net investment income	(.10)		(.21)	(.12)	(.17)	(.13)	(.23)
Distributions from net realized gains	(.31)		(.04)	(.26)	—	—	(2.09)
Total dividends and distributions	(.41)		(.25)	(.38)	(.17)	(.13)	(2.32)
Net asset value, end of period	$7.77		$7.45	$7.39	$9.93	$8.13	$6.72
Total return	9.86%	[3]	3.95%	(21.69)%	24.29%	22.83%	(23.08)%

Ratios/Supplemental data:
Net assets, end of period (in millions)	$9,125		$9,564	$11,851	$16,827	$12,878	$10,830
Ratio of expenses to average net assets	.72%	[4]	.73%	.68%	.68%	.71%	.71%
Ratio of net investment income to average net assets	.62%	[4]	1.55%	2.02%	1.65%	1.86%	2.49%
Portfolio turnover rate	18.19%	[3]	40.99%	39.30%	40.66%	49.38%	67.91%

[1]	Unaudited.
[2]	The per-share data is based on average shares outstanding.
[3]	Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
[4]	Annualized.

Emerging Markets Growth Fund	25

Expense example	unaudited

As a shareholder of the fund, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2013 through December 31, 2013).

Actual expenses:

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning account value 7/1/2013	Ending account value 12/31/2013	Expenses paid during period*	Annualized expense ratio
Actual return	$1,000.00	$1,098.62	$3.81	.72%
Hypothetical 5% return before expenses	1,000.00	1,021.58	3.67	.72

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the six-month period).

26	Emerging Markets Growth Fund

Offices of the fund and of the investment adviser

Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, CA 90025-3302

333 South Hope Street
Los Angeles, CA 90071-1406

400 South Hope Street
Los Angeles, CA 90071-2801

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

JPMorgan Investor Services Co.
One Beacon Street
Boston, MA 02108-3107

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Dechert LLP
1900 K Street, N. W.
Washington, D.C. 20006-2009

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

This report is for the information of shareholders of Emerging Markets Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is in the prospectus, which can be obtained from Capital International by calling (800) 421-4989 and should be read carefully before investing.

Lit. No. MFGESRX-015-0214P (NLS) Litho in USA TAG/AFD/9099-S37505
© 2014 Emerging Markets Growth Fund, Inc.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Schedule of Investments is included in the semi-annual report to shareholders.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Committee on Directors comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent director candidates to the full Board. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Committee, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Chief Executive Officer

Date: February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Chief Executive Officer

Date: February 28, 2014

By /s/ Bryan K. Nielsen
Bryan K. Nielsen, Treasurer

Date: February 28, 2014